Exhibit 10.2
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                                PLEDGE AGREEMENT
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     PLEDGE  AGREEMENT, dated as of June 20, 2000 (the "Agreement"), made by the undersigned  Charles  J.  Digate  ("Digate"),  in  favor  of  MathSoft,  Inc.
                                    ------
("MathSoft").
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                                    RECITALS
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     Digate, in order to secure his obligations to MathSoft under the promissory note made by Digate to MathSoft in the principal amount of $550,000.00 of even date herewith (the "Note"), has agreed to pledge to MathSoft the Pledged
                       ----
Securities (as hereinafter defined), of which Digate is the legal and beneficial owner.

     NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce MathSoft to make its loan to Digate, Digate hereby agrees with MathSoft as follows:

     1.     Defined Terms.  Unless otherwise defined herein, all terms which are
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defined  in  the  Uniform  Commercial  Code  in  effect  in  the Commonwealth of
Massachusetts  on  the  date  hereof  are  used  herein  as  therein  defined.

     "Code" means the Uniform Commercial Code from time to time in effect in the
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Commonwealth  of  Massachusetts.

     "Collateral"  means  the  Pledged  Securities  and  all  Proceeds.
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     "Event  of  Default"  means  (1)  failure  to pay any amount or perform any
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obligation  as  set  forth  in  this Agreement or the Note, which default is not cured within thirty (30) days after written notice of such default from MathSoft (other than payment due five (5) days after the permissible demand therefor by MathSoft; (2) insolvency (however evidenced) or the commission of any act of insolvency; (3) the making of a general assignment for the benefit of creditors;
(4) the filing of any petition or the commencement of any proceeding by the Obligor or any endorser of the Note for any relief under any bankruptcy or insolvency laws; (5) the filing of any petition or the commencement of any proceeding against the Obligor for any relief under any bankruptcy or insolvency laws, which proceeding is not dismissed within sixty (60) days; or (6) the past or future making of a false representation or warranty by the Obligor in connection with any loan or loans by MathSoft, including as set forth in the Note, or in this Agreement.

     "Obligation" means the unpaid principal, accrued interest and other amounts
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payable  under  the  Note.


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                           Pledge Agreement -- Page 2

     "Pledged  Securities"  means the 275,000 shares of Common Stock of MathSoft
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acquired  by  Digate  on  the date hereof on the exercise of options pursuant to that Non Qualified Stock Option Agreement dated September 9, 1994, together with all stock certificates, instruments, options or rights of any nature whatsoever which may be issued or granted to Digate in respect of the Pledged Securities while this Agreement is in effect.

     "Proceeds"  includes,  without  limitation,  all  rights  and privileges of
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Obligor  with  respect to the Pledged Securities, all shares, securities, moneys or property representing a dividend on or proceeds of any of the Pledged Securities, or representing a distribution or return of capital upon or in respect of the Pledged Securities, or resulting from a split-up, revision, reclassification or other like change of the Pledged Securities or otherwise received in exchange therefor, and any warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Securities.

     2.     Pledge;  Grant  of  Security  Interest.  Digate  hereby  delivers to
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MathSoft  all  the  Pledged  Securities and hereby grants to MathSoft a security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due of up to fifty percent (50%) of the Obligation at any time outstanding.

     3.     Stock  Powers.  Concurrently  with  the delivery to MathSoft of each
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certificate  or  instrument  representing  the  Pledged Securities, Digate shall deliver an undated stock power or other transfer document covering such certificate or instrument, duly executed in blank.

     4.     Covenants.  Digate covenants and agrees with MathSoft that, from and
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after  the  date  of  this  Agreement  until  the  Obligation  is  paid in full:

          (a) Any cash, securities or other property paid or distributed upon or in respect of the Pledged Securities shall be paid over to MathSoft to be held by it hereunder as additional collateral security for the Obligation as set forth in Sections 5 and 6 below.

          (b)     Without the prior written consent of MathSoft, Digate will not
(i) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, or (ii) create, incur or permit to exist any lien or option in favor of, or any claim of any person or entity with respect to, any of the Collateral, or any interest therein, except for MathSoft's interest as pledgee hereunder. Digate will defend the right, title and interest of MathSoft as pledgee hereunder in and to the Collateral against the claims and demands of all persons or entities whomsoever.

          (c) Digate agrees to pay, and to save MathSoft harmless from, any and all liabilities with respect to, or resulting from any delay in paying any and all stamp, excise, sales or other taxes (exclusive of taxes based on income, gross receipts, franchise rights and related items) which may be payable or determined to be payable with respect to the Collateral or in connection with any of the transactions contemplated by this Agreement.


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                           Pledge Agreement -- Page 2


     5.     Cash  Dividends;  Voting  Rights.  Notwithstanding the provisions of
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Section  4(a)  hereof,  unless  an  Event of Default shall have occurred, Digate shall be permitted to receive all cash dividends and other cash distributions paid by the issuer of any of the Pledged Securities in respect of the Pledged Securities and to exercise all voting and corporate rights with respect to the Pledged Securities to the extent permitted by law. In addition to any other rights and remedies available to MathSoft, upon the occurrence of any Event of Default, the Pledged Securities shall immediately become vested in MathSoft with or without record transfer and it shall have exclusive authority to exercise voting and all other rights relative to the Pledged Securities. Digate shall take notice of the foregoing and make record transfer of the Pledged Securities upon written notice from MathSoft. Any transfer of the Pledged Securities or exercise of rights in the Pledged Securities pursuant to this Section shall not be deemed a sale or disposition under applicable law of the Code or an acceptance of the Pledged Securities in satisfaction of the Obligation.

     6.     Rights  and  Remedies  of  MathSoft.
            -----------------------------------

          (a) If an Event of Default shall occur and be continuing, then (a) MathSoft shall have the right to receive and hold as additional collateral security for the payment and performance of the Obligations any and all cash dividends paid in respect of the Pledged Securities and (b) MathSoft may thereafter exercise, in addition to all other rights and remedies granted in this Agreement and in the Term Note, all rights and remedies of a secured party under applicable law.

          (b) The rights and remedies of MathSoft hereunder shall not be conditioned or contingent upon the pursuit by MathSoft of any right or remedy against Digate or against any other collateral security therefor.

     7.     Limitation  on  Duties  Regarding  Collateral.  MathSoft's sole duty
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with  respect  to  the  custody,  safekeeping  and  physical preservation of the
Collateral in its possession, under applicable law or otherwise, shall be to deal with the Collateral in the same manner as MathSoft deals with similar securities, instruments and property for its own account. MathSoft shall not be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so nor shall it be under any obligation to sell or otherwise dispose of any Collateral upon the request of Digate or otherwise.

     8.     Powers  Coupled  with  an Interest.  All authorizations and agencies
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herein  contained  with  respect  to  the  Collateral are irrevocable and powers coupled  with  an  interest.

     9.     Severability.  Any  provision  of this Agreement which is prohibited
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or  unenforceable  in  any  jurisdiction  shall,  as  to  such  jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.


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                           Pledge Agreement -- Page 4


     10.     Section  Headings.  The section headings used in this Agreement are
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for  convenience of reference only and are not to affect the construction hereof or  to  be  taken  into  consideration  in  the  interpretation  hereof.

     11.     No  Waiver;  Cumulative  Remedies.  MathSoft  shall  not by any act
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(except  by  a  written  instrument  pursuant  to  Section  12 hereof) of delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of MathSoft, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by MathSoft of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which MathSoft would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by applicable law.

     12.     Waivers  and  Amendments;  Successors  and  Assigns; Governing Law.
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None  of  the  terms  or  provisions  of  this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Digate and MathSoft, provided that any provision of this Agreement may be waived
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in writing by MathSoft in a letter or agreement executed by MathSoft or by telex or facsimile transmission from MathSoft. This Agreement shall be binding upon the successors and assigns of Digate and shall inure to the benefit of MathSoft and its successors and assigns. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Massachusetts.

     13.     Notices.  Notices  by  either  party  hereto  to the other shall be
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given  as  provided  in  the  Term  Note.

     14.     Counterparts.  This  Agreement  may  be  executed  in  several
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counterparts, each of which shall constitute an original, but all of which, when taken  together,  shall  constitute  but  one  agreement.

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
     IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above.

                             DIGATE:


                             /s/  Charles  J.  Digate
                             ------------------------
                                  Charles  J.  Digate



                             MATHSOFT:


                             MATHSOFT,  INC.

                             By:  /s/  Dermot  P.  O'Grady
                             -----------------------------
                             Name:  Dermot  P.  O'Grady
                             Title:  Chief  Financial  Officer